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                                                                   EXHIBIT 10.48

                                    AGREEMENT


         This Agreement is effective April 22, 1991 by and between Genzyme Corporation having a place of business at One Kendall Square, Cambridge, MA 02139-1562 ("GENZYME") and Pharmaceutical Proteins Limited having a principal place of business at Kings Buildings, West Mains Road, Edinburg, EH9 3JQ, ("PPL").

WHEREAS, both parties have substantial programs and interest in the development of transgenic animals;

WHEREAS, Genzyme's Patent Application, USSN 849,815 has the basis for claims which could impact PPL's transgenic animal program;

WHEREAS, PPL's Patent Application W088/00239 has the basis for claims which could impact Genzyme's transgenic animal program; and

WHEREAS, both parties wish to continue their programs without threat from the other party while still pursuing areas of interest reserved for themselves.

NOW, THEREFORE the parties agree as follows:

1.0      Definitions

         1.1 Genzyme Patent Rights shall mean USSN 849,815 and all division and continuation patent applications thereof, all counterpart foreign applications on the foregoing, and all patents issuing thereon.

         1.2 PPL Patent Rights shall mean W088/00239 and all division and continuation patent applications thereof, all counterpart foreign applications on the foregoing, and all patents issuing thereon.

         1.3 Genzyme Field shall mean all promoters except those using betalactoglobulin .

         1.4 PPL Field shall mean all promoters except those using whey-acid protein.

         1.5 Far East shall mean Japan, China, Taiwan, Thailand, India, Sri Lanka, Indonesia, Philippines, Vietnam, Singapore, Malaysia, Hong Kong, Myanmar (Burma), Pakistan, Bangladesh, South Korea, Laos, Cambodia and their respective succession states.

2.0      Grant

         2.1 Genzyme hereby grants PPL a non-exclusive, royalty-free, worldwide, except for the Far East, license under Genzyme Patent Rights in the PPL Field for all uses
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                  including the right to make, have made, use and sell
                  transgenic animals and proteins made thereby.

         2.2 PPL hereby grants Genzyme a non-exclusive, royalty-free worldwide, except for the Far East, license under PPL Patent Rights in the Genzyme Field for all uses including the right to make, have made, use and sell transgenic animals and proteins made thereby.

         2.3 Genzyme has granted rights in the Far East to another entity who has expressed an interest in entering a like arrangement. Both parties agree to facilitate such cross-licensing.

3.0      Miscellaneous

         3.1 Each party states that it has the power and authority to enter into this Agreement and to grant the rights granted herein.

         3.2 The official language of this Agreement shall be the English language.

         3.3 The parties agree to negotiate and attempt to settle, in good faith, any disputes arising out of this Agreement. If the parties are unable to come to an agreement, the dispute shall be finally settled by arbitration conducted in accordance with the rules of conciliation and arbitration of the International Chamber of Commerce in effect on the date hereof. Any such arbitration shall take place in New York City, New York, U.S.A. and shall be conducted in the English language. The arbitrator shall apply the laws of the State of New York. Both parties shall bear their own costs. Any award by the arbitrator shall be binding and conclusive upon the parties and each party submits itself to the jurisdiction of the New York Federal or State courts for entry of judgement with respect to the decision of the arbitrator. The award may also be entered in and enforceable by any other court having jurisdiction over the parties.

         3.4 This Agreement represents the entire understanding between the parties and supersedes all prior agreements between the parties with respect to the subject matter hereof, and there are no other agreements or representations, either written or oral, that have not been incorporated herewith. The parties, by their duly authorized signature below, signify their agreement herewith.


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The parties, by their duly authorized signature below, signify their agreement herewith.


PHARMACEUTICAL PROTEINS LIMITED                 GENZYME CORPORATION

BY:/s/       Ron James                          BY:/s/          Alan Smith
   ----------------------------------              -----------------------------


TITLE:   Managing Director                      TITLE:   Senior V.P.-Research
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DATE:         21-10-91                          DATE:            24-10-91
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